QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported):  June 15, 2001

MAGNETEK, INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE (State Or Other Jurisdiction Of Incorporation)	1-10233 (Commission File Number)	95-3917584 (IRS Employer Identification No.)

10900 WILSHIRE BOULEVARD
SUITE 850
LOS ANGELES, CALIFORNIA 90024
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (310) 208-1980

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

    On June 15, 2001, MagneTek, Inc., a Delaware corporation (the "Registrant") sold the assets, properties and interests of its lighting business (the "Business") to Universal Lighting Technologies, Inc., a Delaware corporation (the "Buyer"), a subsidiary of Littlejohn Fund II, L.P. The sale was pursuant an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of June 15, 2001, by and between the Registrant and the Buyer providing for the sale of the assets of the Business located in the United States and Canada, a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of June 15, 2001, by and among the Registrant, other persons listed as sellers, the Buyer and other persons listed as buyers, providing for the sale of the stock of the Mexican subsidiaries of the Business and a Stock and Interest Purchase Agreement (the "Stock and Interest Purchase Agreement" and collectively with the Asset Purchase Agreement and the Stock Purchase Agreement, the "Purchase Agreements"), dated as of June 15, 2001, by and among the Registrant, other persons listed as sellers, the Buyer and other persons listed as buyers, providing for the sale of the stock and the interest of the Asian subsidiaries of the Business. Copies of the Asset Purchase Agreement, the Stock Purchase Agreement and the Stock and Interest Purchase Agreement are included herein as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively. The Business designs, develops, manufactures, sells and distributes lighting ballasts, including magnetic, electronic and high density discharge ballasts used in lighting fixtures. The Buyer paid $105 million in cash for the Business, subject to certain adjustments as described in the Asset Purchase Agreement. The purchase price paid by the Buyer for the Business was the result of arms-length negotiations between the Registrant and the Buyer. To the Registrant's knowledge, prior to the Purchase agreements, no material relationship existed between the Buyer and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. A copy of the press release issued by the Registrant announcing the completion of the sale is included herein as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma and Exhibits.

(c)
Exhibits
Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 15, 2001, by and between the Registrant and the Buyer.
2.2	Stock Purchase Agreement, dated as of June 15, 2001, by and among the Registrant, certain other persons listed as sellers, the Buyer and certain other persons listed as buyers.
2.3	Stock and Interest Purchase Agreement, dated as of June 15, 2001, by and among the Registrant, certain other persons listed as sellers, the Buyer and certain other persons listed as buyers.
99.1	Press Release, dated June 15, 2001, announcing the completion of the sale.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2001

MAGNETEK, INC.
	By:	/s/ DAVID REILAND David Reiland Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 15, 2001, by and between the Registrant and the Buyer.
2.2	Stock Purchase Agreement, dated as of June 15, 2001, by and among the Registrant, certain other persons listed as sellers, the Buyer and certain other persons listed as buyers.
2.3	Stock and Interest Purchase Agreement, dated as of June 15, 2001, by and among the Registrant, certain other persons listed as sellers, the Buyer and certain other persons listed as buyers.
99.1	Press Release, dated June 15, 2001, announcing the completion of the sale.

QuickLinks

INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
EXHIBIT INDEX